EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND Supplement to Prospectus dated February 1, 2009

Subject to shareholder approval, the Boards of Trustees of the Eaton Vance-Atlanta Capital Fund (the “Fund”) and its corresponding portfolio, Large-Cap Portfolio (the “Portfolio”), approved a change in the Fund and Portfolio’s diversification status from diversified to non-diversified. At a special meeting of shareholders of the Fund expected to be held on November 6, 2009, the Fund will seek approval to change the Fund’s diversification status from diversified to non-diversified. Proxy materials containing information about the special meeting and the proposed change will be mailed to all shareholders of record as of September 9, 2009. When voting on the Portfolio’s diversification status, the Fund will vote its interest in the Portfolio proportionately to the votes received for or against such revision.

As a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund currently has a fundamental policy that it may not (with respect to 75% of its assets) invest more than 5% of its assets in any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. As a non-diversified fund, the Fund is expected to invest a large portion of its assets in the securities of a smaller number of issuers than would be typical of a diversified fund. This more concentrated style of investing will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. In general, concentration in a smaller number of issuers can be expected to increase the frequency and magnitude of any increases and decreases in the value of the Fund’s shares. Accordingly, the Fund’s more concentrated investment style will involve more risk than a more diversified style.

If the change in diversification status is approved by Fund shareholders the following changes will also take place on or about November 16, 2009.

1. The Fund’s name will change to Eaton Vance-Atlanta Capital Focused Growth Fund.

2. The Fund will adopt an investment policy of investing in the common stocks of approximately 20 to 35 companies. The requirement of the Fund to invest 80% of net assets in common stocks of companies with large market capitalizations (“large company stocks”) will be deleted. Although the Fund will no longer be required to invest 80% of its net assets in large company stocks, the Fund will invest primarily in companies having market capitalizations that rank in the top 1,000 U.S. companies.

3. The Fund’s primary benchmark will change to the Russell 1000 Growth Index to better reflect its investment strategy.

September 9, 2009	ATLPROSPS2